UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)    January 14, 2005

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

0-00508	SIERRA PACIFIC POWER COMPANY P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01 Other Events

     On January 14, 2005, Sierra Pacific Power Company, a wholly-owned subsidiary of Sierra Pacific Resources, issued a press release announcing the filing of its mandatory annual deferred energy application with the Public Utilities Commission of Nevada seeking to recover the costs of fuel and power purchased on behalf of its customers, plus a filing to address costs associated with energy conservation programs. A copy of the press release is attached as Exhibit 99.1 hereto.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     Not required

     (b) Pro forma financial information

     Not required

     (c) Exhibits

     99.1 Press Release issued January 14, 2005.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: January 18, 2005	By:	/s/ John E. Brown

John E. Brown Vice President and Controller

Sierra Pacific Power Company (Registrant)

Date: January 18, 2005	By:	/s/ John E. Brown

John E. Brown Vice President and Controller

Exhibit Index

     99.1—Press Release issued January 14, 2005.